Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Fourth Quarter		Year-to-Date
	2020	2019	2020	2019
NET SALES	$4,407.6	$3,714.2	$14,534.6	$14,442.2
COSTS AND EXPENSES
Cost of sales	2,851.8	2,553.6	9,566.7	9,636.7
Gross margin	1,555.8	1,160.6	4,967.9	4,805.5
% of Net Sales	35.3%	31.2%	34.2%	33.3%
Selling, general and administrative	870.2	723.7	3,089.6	3,041.0
% of Net Sales	19.7%	19.5%	21.3%	21.1%
Operating margin	685.6	436.9	1,878.3	1,764.5
% of Net sales	15.6%	11.8%	12.9%	12.2%
Other - net	73.6	84.4	309.7	267.0
Loss (gain) on sales of businesses	13.5	0.2	13.5	(17.0)
Restructuring charges	8.4	62.9	83.0	154.1
Income from operations	590.1	289.4	1,472.1	1,360.4
Interest - net	50.0	52.6	205.1	230.4
EARNINGS BEFORE INCOME TAXES AND EQUITY INTEREST	540.1	236.8	1,267.0	1,130.0
Income taxes	67.4	25.3	41.4	160.8
NET EARNINGS BEFORE EQUITY INTEREST	472.7	211.5	1,225.6	969.2
Share of net (losses) earnings of equity method investment	(5.0)	(12.4)	9.1	(11.2)
NET EARNINGS	467.7	199.1	1,234.7	958.0
Less: net earnings attributable to non-controlling interests	0.4	—	0.9	2.2
NET EARNINGS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$467.3	$199.1	$1,233.8	$955.8
Less: Preferred stock dividends	9.3	—	23.4	—
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$458.0	$199.1	$1,210.4	$955.8

EARNINGS PER SHARE OF COMMON STOCK
Basic	$2.92	$1.34	$7.85	$6.44
Diluted	$2.88	$1.32	$7.77	$6.35
DIVIDENDS PER SHARE	$0.70	$0.69	$2.78	$2.70
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	156,866	149,016	154,176	148,365
Diluted	159,284	151,244	155,861	150,558

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	January 2, 2021	December 28, 2019
ASSETS
Cash and cash equivalents	$1,381.0	$297.7
Accounts and notes receivable, net	1,512.2	1,454.6
Inventories, net	2,737.4	2,255.0
Other current assets	405.4	449.3
Total current assets	6,036.0	4,456.6
Property, plant and equipment, net	2,053.8	1,959.5
Goodwill and other intangibles, net	14,093.5	12,859.5
Other assets	1,383.0	1,321.0
Total assets	$23,566.3	$20,596.6
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1.5	$337.3
Current maturities of long-term debt	—	3.1
Accounts payable	2,446.4	2,087.8
Accrued expenses	2,110.4	1,977.5
Total current liabilities	4,558.3	4,405.7
Long-term debt	4,245.4	3,176.4
Other long-term liabilities	3,696.2	3,872.3
Stanley Black & Decker, Inc. shareowners’ equity	11,059.6	9,136.3
Non-controlling interests’ equity	6.8	5.9
Total liabilities and shareowners' equity	$23,566.3	$20,596.6

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Fourth Quarter		Year-to-Date
		2020	2019	2020	2019
	OPERATING ACTIVITIES
	Net earnings	$467.7	$199.1	$1,234.7	$958.0
	Depreciation and amortization	147.0	139.8	578.1	560.2
	Loss (gain) on sales of businesses	13.5	0.2	13.5	(17.0)
	Share of net losses (earnings) of equity method investment	5.0	12.4	(9.1)	11.2
	Changes in working capital[1]	536.5	974.1	(131.0)	114.9
	Other	252.2	(82.3)	335.9	(121.6)
	Net cash provided by operating activities	1,421.9	1,243.3	2,022.1	1,505.7
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(138.6)	(141.2)	(348.1)	(424.7)
	Sales of assets	12.5	94.9	19.9	100.1
	Proceeds (payments) from sales of businesses, net of cash sold	59.1	(0.1)	59.1	76.6
	Business acquisitions, net of cash acquired	(23.8)	(3.2)	(1,324.4)	(685.4)
	Purchases of investments	(4.1)	(2.0)	(18.7)	(260.6)
	Net investment hedge settlements	—	(7.2)	41.0	8.0
	Payments on long-term debt	(1,154.3)	(750.0)	(1,154.3)	(1,150.0)
	Proceeds from debt issuance, net of fees	739.9	—	2,222.5	496.2
	Stock purchase contract fees	(9.9)	(10.0)	(59.8)	(40.3)
	Net short-term repayments	(0.8)	(1,136.0)	(342.6)	(18.1)
	Premium paid on equity options	—	(19.2)	—	(19.2)
	Premium paid on debt extinguishment	(48.7)	—	(48.7)	—
	Proceeds from issuance of preferred stock	—	735.0	—	735.0
	Proceeds from issuances of common stock	53.2	99.9	897.0	146.0
	Purchases of common stock for treasury	(15.0)	(15.6)	(26.2)	(27.5)
	Craftsman deferred purchase price	—	—	(250.0)	—
	Craftsman contingent consideration	(6.9)	—	(45.9)	—
	CAM contingent consideration	(94.4)	—	(94.4)	—
	Termination of forward starting interest rate swaps	—	—	(20.5)	(1.0)
	Cash dividends on common stock	(110.8)	(104.4)	(431.8)	(402.0)
	Cash dividends on preferred stock	(9.4)	—	(18.8)	—
	Effect of exchange rate changes on cash	30.7	19.0	22.8	(1.4)
	Other	1.6	(13.0)	(16.5)	(34.2)
	Net cash used in investing and financing activities	(719.7)	(1,253.1)	(938.4)	(1,502.5)
	Increase (decrease) in cash, cash equivalents and restricted cash	702.2	(9.8)	1,083.7	3.2
	Cash, cash equivalents and restricted cash, beginning of period	696.1	324.4	314.6	311.4
	Cash, cash equivalents and restricted cash, end of period	$1,398.3	$314.6	$1,398.3	$314.6
	Free Cash Flow Computation[2]
	Operating cash flow	$1,421.9	$1,243.3	$2,022.1	$1,505.7
	Less: capital and software expenditures	(138.6)	(141.2)	(348.1)	(424.7)
	Free cash flow (before dividends)	$1,283.3	$1,102.1	$1,674.0	$1,081.0

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
				January 2, 2021	December 28, 2019
	Cash and cash equivalents			$1,381.0	$297.7
	Restricted cash included in Other current assets			17.3	16.9
	Cash, cash equivalents and restricted cash			$1,398.3	$314.6

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common and preferred stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Fourth Quarter		Year-to-Date
	2020	2019	2020	2019
NET SALES
Tools & Storage	$3,257.6	$2,609.8	$10,329.7	$10,062.1
Industrial	657.9	597.1	2,352.7	2,434.7
Security	492.1	507.3	1,852.2	1,945.4
Total	$4,407.6	$3,714.2	$14,534.6	$14,442.2
SEGMENT PROFIT
Tools & Storage	$664.7	$417.4	$1,841.7	$1,533.3
Industrial	88.9	77.7	225.6	334.1
Security	39.3	16.0	108.7	126.6
Segment Profit	792.9	511.1	2,176.0	1,994.0
Corporate Overhead	(107.3)	(74.2)	(297.7)	(229.5)
Total	$685.6	$436.9	$1,878.3	$1,764.5
Segment Profit as a Percentage of Net Sales
Tools & Storage	20.4%	16.0%	17.8%	15.2%
Industrial	13.5%	13.0%	9.6%	13.7%
Security	8.0%	3.2%	5.9%	6.5%
Segment Profit	18.0%	13.8%	15.0%	13.8%
Corporate Overhead	(2.4)%	(2.0)%	(2.0)%	(1.6)%
Total	15.6%	11.8%	12.9%	12.2%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Fourth Quarter 2020
		Reported	Acquisition- Related Charges & Other[1]	Normalized[3]
	Gross margin	$1,555.8	$12.5	$1,568.3
	% of Net Sales	35.3%		35.6%
	Selling, general and administrative	870.2	(31.1)	839.1
	% of Net Sales	19.7%		19.0%
	Operating margin	685.6	43.6	729.2
	% of Net Sales	15.6%		16.5%
	Earnings before income taxes and equity interest	540.1	79.5	619.6
	Income taxes	67.4	16.8	84.2
	Share of net losses of equity method investment	(5.0)	2.9	(2.1)
	Net earnings attributable to common shareowners	458.0	65.6	523.6
	Diluted earnings per share of common stock	$2.88	$0.41	$3.29

[1]	Acquisition-related charges and other relate primarily to charges related to the extinguishment of debt, a net loss on the sales of businesses, Security business transformation and margin resiliency initiatives, partially offset by a release of a contingent consideration liability relating to the CAM acquisition.

		Fourth Quarter 2019
		Reported	Acquisition- Related Charges & Other[2]	Normalized[3]
	Gross margin	$1,160.6	$17.3	$1,177.9
	% of Net Sales	31.2%		31.7%
	Selling, general and administrative	723.7	(52.6)	671.1
	% of Net Sales	19.5%		18.1%
	Operating margin	436.9	69.9	506.8
	% of Net Sales	11.8%		13.6%
	Earnings before income taxes and equity interest	236.8	164.0	400.8
	Income taxes	25.3	38.0	63.3
	Share of net losses of equity method investment	(12.4)	5.3	(7.1)
	Net earnings attributable to common shareowners	199.1	131.3	330.4
	Diluted earnings per share of common stock	$1.32	$0.86	$2.18

[2]	Acquisition-related charges and other relate primarily to restructuring, deal and integration costs, charges related to the extinguishment of debt, Security business transformation and margin resiliency initiatives.
[3]	The normalized 2020 and 2019 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges and other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Year-to-Date 2020
		Reported	Acquisition- Related Charges & Other[1]	Normalized[3]
	Gross margin	$4,967.9	$71.2	$5,039.1
	% of Net Sales	34.2%		34.7%
	Selling, general and administrative	3,089.6	(176.1)	2,913.5
	% of Net Sales	21.3%		20.0%
	Operating margin	1,878.3	247.3	2,125.6
	% of Net Sales	12.9%		14.6%
	Earnings before income taxes and equity interest	1,267.0	399.7	1,666.7
	Income taxes	41.4	210.3	251.7
	Share of net earnings of equity method investment	9.1	9.8	18.9
	Net earnings attributable to common shareowners	1,210.4	199.2	1,409.6
	Diluted earnings per share of common stock	$7.77	$1.27	$9.04

[1]	Acquisition-related charges and other relate primarily to a cost reduction program, charges related to the extinguishment of debt, a net loss on the sales of businesses, inventory step-up charges, deal costs, Security business transformation and margin resiliency initiatives, partially offset by a release of a contingent consideration liability relating to the CAM acquisition and a one-time tax benefit related to a supply chain reorganization.

		Year-to-Date 2019
		Reported	Acquisition- Related Charges & Other[2]	Normalized[3]
	Gross margin	$4,805.5	$39.7	$4,845.2
	% of Net Sales	33.3%		33.5%
	Selling, general and administrative	3,041.0	(139.5)	2,901.5
	% of Net Sales	21.1%		20.1%
	Operating margin	1,764.5	179.2	1,943.7
	% of Net Sales	12.2%		13.5%
	Earnings before income taxes and equity interest	1,130.0	363.2	1,493.2
	Income taxes	160.8	78.1	238.9
	Share of net (losses) earnings of equity method investment	(11.2)	24.3	13.1
	Net earnings attributable to common shareowners	955.8	309.4	1,265.2
	Diluted earnings per share of common stock	$6.35	$2.05	$8.40

[2]	Acquisition-related charges and other relate primarily to restructuring, deal and integration costs, charges related to the extinguishment of debt, Security business transformation, margin resiliency initiatives, and a gain on a sale of a business.
[3]	The normalized 2020 and 2019 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges and other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Fourth Quarter 2020
		Reported	Acquisition- Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$664.7	$9.3	$674.0
	Industrial	88.9	7.7	96.6
	Security	39.3	16.0	55.3
	Segment Profit	792.9	33.0	825.9
	Corporate Overhead	(107.3)	10.6	(96.7)
	Total	$685.6	$43.6	$729.2
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	20.4%		20.7%
	Industrial	13.5%		14.7%
	Security	8.0%		11.2%
	Segment Profit	18.0%		18.7%
	Corporate Overhead	(2.4)%		(2.2)%
	Total	15.6%		16.5%

[1]	Acquisition-related and other charges relate primarily to integration costs, Security business transformation and margin resiliency initiatives.

		Fourth Quarter 2019
		Reported	Acquisition- Related and Other Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$417.4	$12.8	$430.2
	Industrial	77.7	3.7	81.4
	Security	16.0	41.0	57.0
	Segment Profit	511.1	57.5	568.6
	Corporate Overhead	(74.2)	12.4	(61.8)
	Total	$436.9	$69.9	$506.8
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.0%		16.5%
	Industrial	13.0%		13.6%
	Security	3.2%		11.2%
	Segment Profit	13.8%		15.3%
	Corporate Overhead	(2.0)%		(1.7)%
	Total	11.8%		13.6%

[2]	Acquisition-related and other charges relate primarily to Security business transformation and margin resiliency initiatives.
[3]	The normalized 2020 and 2019 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Year-to-Date 2020
		Reported	Acquisition- Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$1,841.7	$46.4	$1,888.1
	Industrial	225.6	67.1	292.7
	Security	108.7	73.5	182.2
	Segment Profit	2,176.0	187.0	2,363.0
	Corporate Overhead	(297.7)	60.3	(237.4)
	Total	$1,878.3	$247.3	$2,125.6
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	17.8%		18.3%
	Industrial	9.6%		12.4%
	Security	5.9%		9.8%
	Segment Profit	15.0%		16.3%
	Corporate Overhead	(2.0)%		(1.6)%
	Total	12.9%		14.6%

[1]	Acquisition-related and other charges relate primarily to integration costs, a cost reduction program, inventory step-up charges, Security business transformation and margin resiliency initiatives.

		Year-to-Date 2019
		Reported	Acquisition- Related and Other Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$1,533.3	$44.3	$1,577.6
	Industrial	334.1	25.8	359.9
	Security	126.6	85.7	212.3
	Segment Profit	1,994.0	155.8	2,149.8
	Corporate Overhead	(229.5)	23.4	(206.1)
	Total	$1,764.5	$179.2	$1,943.7
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	15.2%		15.7%
	Industrial	13.7%		14.8%
	Security	6.5%		10.9%
	Segment Profit	13.8%		14.9%
	Corporate Overhead	(1.6)%		(1.4)%
	Total	12.2%		13.5%

[2]	Acquisition-related and other charges relate primarily to integration costs, Security business transformation and margin resiliency initiatives.
[3]	The normalized 2020 and 2019 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.